UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response......28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 11, 2005

Vital Images, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Fernbrook Lane No., Suite 200, Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(763) 852-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a)  By an agreement dated January 11, 2005 and signed by Mr. Michael H. Carrel on January 12, 2005, Vital Images, Inc. (the “Company”) retained Mr. Carrel as its part-time Interim Chief Financial Officer.  The terms of the agreement are described below in Item 5.02(c).

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  Effective January 17, 2005, the Company engaged Mr. Michael H. Carrel as Part-Time Interim Chief Financial Officer.

Under the terms of an agreement dated January 11, 2005 between the Company and Mr. Carrel, which Mr. Carrel signed on January 12, 2005, the Company will pay Mr. Carrel $4,500.00 per week, plus reasonable out-of-pocket expenses.  Mr. Carrel will continue to be employed by Technology Solutions Company (“TSC”) as its Senior Vice President of Strategy and Business Development on a part-time basis.  The amount of Mr. Carrel’s base salary from TSC will be reduced by an amount that is slightly less than the amount of compensation he is receiving from the Company.

Mr. Carrel, who is 34 years old, has served as Senior Vice President of Strategy and Business Development of TSC, a pubicly-held consulting company delivering business benefits through the application of information technology, since January 1, 2005.  He was President and Chief Executive Officer of Zamba Corporation (“Zamba”), a publicly-held customer relationship management services company, from July 1, 2004 until December 31, 2004, when Zamba was acquired by TSC.  Mr. Carrel served as Executive Vice President of Zamba from October 1998 until July 1, 2004 and as its Chief Financial Officer from October 1998 until December 31, 2004.  He also served as Chief Financial Officer of NextNet Wireless, Inc., a privately-held provider of non-line-of-sight plug and play broadband wireless access systems, from October 1, 2003 through March 31, 2004.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K and is hereby incorporated herein by reference:

10.1                           A copy of the letter agreement between the Company and Michael H. Carrel dated January 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: January 18, 2005
	By	/s/ Jay D. Miller
Jay D. Miller
President and Chief Executive Officer
(Chief Executive Officer)